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                               JPMORGAN TRUST I

                           JPMORGAN TAX AWARE FUNDS

                    JPMORGAN TAX AWARE ENHANCED INCOME FUND
               JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND
                              (ALL SHARE CLASSES)


                        SUPPLEMENT DATED MARCH 24, 2006
                   TO THE PROSPECTUS DATED FEBRUARY 28, 2006


The information contained under the heading "The Portfolio Managers - Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund" in the Prospectuses is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by James Ahn and Deepa Majmudar.
Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee since 1996, Mr. Ahn is responsible for strategy formulation and trading for short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Ms. Majmudar, a Vice President of JPMIM, is a portfolio manager in the Tax Aware Fixed Income Group. An employee since 2003, Ms. Majmudar is responsible for developing quantitative and risk management strategies and portfolio management. Previously, she worked as a quantitative analyst at Alliance Capital Management (and its predecessor firms) since 1999.






                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE


                                                                      SUP-TA-306